NANOFILM CORPORATION
STOCK APPRECIATION RIGHTS PLAN A

1. PURPOSE

The purpose of this Stock Appreciation Rights Plan A (the "Plan A") is to promote the growth and profitability of NanoFilm Corporation (the "Corporation") by increasing the personal participation of employees, directors, members of the Technical Advisory Board of the Corporation and certain independent contractors who are party to agreements with the Corporation in the continued growth and financial success of the Corporation, to enable the Corporation to attract and retain employees and directors of outstanding competence, to promote long term contractual relations with said independent contractors and to provide such employees, directors, Technical Advisory Board members and independent contractors with an opportunity to participate in the equity of the Corporation.

This purpose will be achieved through the grant of stock appreciation rights ("A Type SARs") the value of which will be related to the increase in value of the Corporation and convertible into cash or, in specific circumstances, Common Shares, without par value, of the Corporation (the "Common Shares").

2. ADMINISTRATION

Plan A shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall have complete authority to administer Plan A in accordance with its terms, including, without limita¬tion, to: (i) interpret all terms and provisions of Plan A consis-tent with law; (ii) select from the group of employees, directors, Techni¬cal Advisory Board members and independent contractors eligible to participate in Plan A the employ¬ees, directors, Technical Advisory Board members and independent contractors to whom A Type SARs shall be granted; (iii) determine the term of each A Type SAR granted to each of such employees, directors, Technical Advisory Board members and independent contractors; (iv) prescribe the form of instru-ment (s) evidencing A Type SARs granted under this Plan A; (v) determine the time or times at which A Type SARs shall be granted; (vi) make special grants of A Type SARs when determined to be appropriate; (vii) provide, if appropriate, for the redemption of A Type SARs in installments; (viii) determine the method of redemption of A Type SARs granted under Plan A; (ix) adopt, amend and rescind general and special rules and regulations for Plan A's administra¬tion; and (x) make all other determinations neces¬sary or advisable for the administration of Plan A. The maximum number of A Type SARs which can be granted by the Board pursuant to Plan A is 1,000,000. The Board may designate selected Board members or certain employ¬ees of the Corporation to assist the Board in the administration of Plan A and may grant authority to such persons to execute documents, including A Type SARs, on behalf of the Board. No member of the Board shall be liable for any action taken or determination made in good faith in connection with Plan A. ELIGIBILITY Subject to the terms and conditions of Plan A, participa¬tion in Plan A shall be determined by the Board and shall be limited to i) employees, who may or may not be officers or members of the Board, of the Corporation or any subsidiary or affiliate corpora¬tion ii) members of the Board, iii) members of the Technical Advisory Board of the Corporation, and iv) independent contrac¬tors party to agreements with the Corpora-tion or any subsidiary or affiliate corporation. In making any deter¬mination as to the employees, directors, Technical Advisory Board members and independent contractors to whom A Type SARs shall be granted (the "Participants") and the number of A Type SARs to be granted to each Participant, the Board shall take into account, in each case, the person's position, the person's performance, the person's compensation, the person's potential and such other factors as the Board shall deem relevant to the accomplish¬ment of the pur¬poses of Plan A.

A Type SARs may be granted under Plan A only for a reason connected with a person's business relationship with the Corporation.

4. STOCK APPRECIATION RIGHTS

An A Type SAR will entitle a Participant to receive payment from the Corporation in an amount equal to the excess of the Redemption Value of an A Type SAR (as determined in accor-dance with Section 6 hereof) over the Initial Value of such A Type SAR (said excess value, the "A Type SAR Value"). The Initial Value of an A Type SAR shall be equal to 0.00000005 of the Adjusted Book Value of the Corpora¬tion (as hereinafter defined in Section 6 hereof) as of the Determina¬tion Date (as herein¬after defined in Section 5 hereof) that the Board awarded such A Type SAR. Subject to the provisions of Section 7 hereof, the Corporation shall pay the A Type SAR Value of an A Type SAR which has vested in that Participant after any of the follow¬ing circumstan¬ces: "•"•(a) when a Par-ticipant's business relationship with the Corpora¬tion ter-minates for any reason other than Termination for Cause (as hereinafter defined in this Section 4) (in the event of such Termination for Cause, such terminated par¬ticipant's vested and unvested A Type SARs shall be void); (b) when an Initial Public Offering of the Common Shares occurs (as defined in Section 7 hereof); or (c) when more than eighty percent of the Common Shares or substan¬tially all of the assets of the

Corpora¬tion are sold to any one purchaser or one group of affiliated purchasers (said sale of Common Shares or assets, a "Sale of the Corpora¬tion"). For the purposes of this Plan A, "Termina¬tion for Cause" means termina¬tion for failure or refusal of a Participant to perform his duties as required by the Board, conviction of a felony crime, or theft or misap-propria¬tion of the Corpora¬tion's property. Payment of the A Type SAR Value shall be made in cash or by check as provided in the A Type SAR grant; provi¬ded, however, that the par-ticipant may obtain full or partial payment of the A Type SAR Value in Common Shares when, and only when, a Par¬ticipant's rights to receive the A Type SAR Value occurs because of an Initial Public Offering of the Common Shares. The form pursuant to which A Type SARs are granted shall be approved by the Board and shall set forth the period during which the Par-ticipant shall be entitled to receive the A Type SAR Value of any of his vested A Type SARs, and may include such other terms not incon¬sistent with this Plan A as are from time to time approved by the Board.GZ

5."VESTING OF A Type SAR•··The Board shall determine the number of A Type SARs available to each Participant at the time that the Board determines whether an employee, director, Technical Advisory Board members or indepen¬dent contractor will receive any A Type SARs (the "Determina¬tion Date"). Thirty percent of said number of A Type SARs made available to a Par¬ticipant by the Board shall vest in that Participant twelve months after the Determination Date regarding that award to the Par¬ticipant. Another thirty percent of said number of A Type SARs available to a Par-ticipant shall vest in that Participant twenty©four months after said Determina¬tion Date. The final forty percent of said number of A Type SARs available to a Par¬ticipant shall vest in that Participant thirty©six months after said Deter-mina¬tion Date. A par¬ticipant's right to an interest in any unvested A Type SARs shall terminate upon the termination of a Participant's business relationship with the Corporation for any reason. Upon the occurrence of an Initial Public Offering of the Common Shares or a Sale of the Corpora¬tion, the Board shall use all reasonable efforts to permit Par¬ticipants to retain the future benefits of any then unvested A Type SARs.□G□6."REDEMPTION VALUE•··The Redemption Value of an A Type SAR shall be equal to □0.00000005 of the Adjusted Book Value of the Corporation on the date of redemption of the A Type SAR. The adjusted Book Value on the date of redemption of the A Type SAR shall be the book value of the Corpora¬tion, calculated as of the end of the most recently completed fiscal year and based on the audited or reviewed financial statements of the Corpora¬tion for said period.□G□··Notwithstanding the foregoing, in the event of an Initial Public Offering of the Common Shares, the Adjusted Book Value of the Corporation on the date of redemption of the A Type SARs for purposes of computing the Redemption Value of an A Type SAR shall be deemed to be equal to the price at which the Common Shares are sold pursuant to the Initial Public Offering multiplied by the number of Common Shares issued and outstand-ing immediately following the Initial Public Offering.

Further, in the event of a Sale of the Corpora¬tion, the Adjusted Book Value of the Corpora¬tion on the date of redemp-tion of the A Type SARs for purposes of computing the Redemp-tion Value of an A Type SAR shall be deemed to be equal to the price paid per Common Share in such sale multi¬plied by the number of Common Shares issued and outstand¬ing immediately□b□ after such sale, in the case of a sale of more than eighty percent of the Common Shares, and the Adjusted Book Value of the Corporation immediately after the closing of such sale, in the case of a sale of substantially all of the assets of the Corpora¬tion.□G□7."REDEMPTION AND PAYMENT OF A Type SARs•··In the event of the termination of a Participant's employment with the Corporation, for reasons other than his death, permanent and total disability within the meaning of Section 105 (d) (4) of the Internal Revenue Code of 1986 (the "Code") or Termination for Cause, the Corporation shall provide the Par¬ticipant with a written statement specifying the A Type SAR Value of the Participant's vested A Type SARs, the amount of cash to be received by the Participant and its calculations of both amounts. The Corporation shall pay the A Type SAR Value of each of the Participant's vested A Type SARs in cash or by

check within 45 days after the date of the termination of the Par-ticipant's employment. In the event a Participant dies or becomes permanently and totally disable within the meaning of Section 105 (4) of the Code while in the employ of the Corporation, the Corporation shall provide the Participant or his legal representative, as the case may be, with a written statement specifying the A Type SAR Value of the Participant's vested A Type SARs, the amount of cash to be received by the Participant or his estate, as the case may be, and the Corporation's calculations of both amounts. The Corporation shall pay the A Type SAR Value of each of the Par-ticipant's vested CARs in cash or be check within one year after the date of the Participant's death or permanent and total disability. In the event the Corporation intends to conduct an Initial Public Offering (as defined below) of Common Shares, the Corporation shall mail written notice of such intent to the Participants on the date on which the Corporation files a Registration Statement regarding such Initial Public Offering with the Securities and Exchange Commission (the "SEC"). Such notice of intent shall provide an estimate of the A Type SAR Value. An Initial Public Offering shall be deemed to have occurred upon, and any right to redemption an A Type SAR shall not be effective until, the date on which a registration statement filed with the SEC pursuant to the Securities Act of 1933, as amended, with respect to the Common Shares becomes effective with the SEC (the "Effective Date"). On the Effective Date, seventy percent of the A Type SAR Value of a Participant's A Type SARs vested as of the time of the Initial Public Offering shall be used to purchase Common Shares in the Initial Public Offering. Cor-respondingly, the Participant shall receive the other thirty percent of the A Type SAR Value of his A Type SARs vested as of the time of the Initial Public Offering in cash or by check. If a Par-ticipant is selling any Common Shares in the Initial Public Offering, said Participant shall not receive any Common Shares upon redemption of his vested A Type SARs, but shall instead receive the full A Type SAR Value of his vested A Type SARs in cash or by check. Prior to the effective date, the Corporation shall send a written notification to each Par-ticipant specifying the Initial Public Offering price per Common Share, the number of Common Shares to which the Participant shall be entitled at such Initial Public Offering price, the amount of cash to which the Par-ticipant shall be entitled and a statement of any correc-tions or adjust-ments in the A Type SAR Value. Certifi-cates representing the Common Shares purchased by a Par-ticipant with the proceeds of an A Type SAR pursuant to this Section 7 shall be issued in the name of the Participant and the Corporation shall pay the remainder of the proceeds of the Participant's vested A Type SARs in cash or by check within 45 days of the closing under the Underwriting or Purchase Agreement with the under-writers relating to the Initial Public Offering. In the event of a Sale of the Corporation, the Corporation shall provide the Participant with a written statement specifying the A Type SAR Value of the Participant's vested A Type SARs, the amount of cash to be received by the Par-ticipant and its calcula-tion of both amounts. The Corporation shall pay the A Type SAR Value of each of the Participant's

"•9."CANCELLATION AND REPLACEMENT OF A Type SARs• ·The Board may at any time and from time to time (a) permit the voluntary surrender by any Participant of any outstanding A Type SARs when such surrender is conditioned upon the granting to such Participant of new A Type SARs with such terms and conditions as the Board shall determine, or (b) require such a voluntary surrender as a condition precedent to the grant of new A Type SARs to such Par¬ticipant.□G□··The Board shall determine the terms and conditions of new A Type SARs, including the periods during which they may be redeemed and their value upon redemption, in accordance with the provisions of Plan A, all or any of which may differ from "•the terms and conditions of the A Type SARs surrendered. Any such new A Type SARs shall be subject to all the relevant provisions of Plan A.□G□··The granting of new A Type SARs in connection with the surrender of outstanding A Type SARs under Plan A shall be considered for the purposes of Plan A as the grant of new A Type SARs and not an altera¬tion, amendment or modification of Plan A or of the A Type SARs being surrendered.□G□10."ADJUSTMENTS UPON CHANGES IN CAPITALIZATION•··In the event of the issuance of additional authorized Common Shares by the Corporation for value, recapitalization, merger, reorganization, consolidation, stock split©up, stock con-solidation or any other change in Common Shares, the multi-plier used for computing the Initial Value and the Redemption Value of each A Type SAR shall be correspondingly increased, dimin¬ished or changed, if necessary, so that by redemption of any vested and outstanding A Type SAR the Participant shall receive, a value as so increased, diminished or changed, com-parable to that which he would have received if he had redeemed his A Type SAR prior to such event. In this regard, the 1,000,000 A Type SARs if they were all awarded and fully vested on January 1, 1988, would correspond to five percent of the Corporation's Common Shares issued and out¬standing on January 1, 1988. Adjustments under this Section shall be made by the Board, whose deter¬mination as to what adjustments, if any, shall be made, and the extent thereof, shall be final, binding and conclusive.□G□□\□

11."NON©TRANSFERABILITY•··An A Type SAR granted to a Participant under Plan A shall by its terms not be transferable by him, provided that the rights to receive the proceeds of an A Type SAR under the terms hereof may be trans¬ferred by a Participant by will or the laws of descent and distribution although during the Participant's lifetime, the benefits of an A Type SAR shall be available only to him, and after his death, only to his legal represen-tative, administrator or executor, as provided herein.□G□12."COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION AND• "OTHER REQUIREMENTS•··No A Type SAR shall be convertible into Common Shares nor shall any benefits hereunder be paid except in compliance with all applicable Federal and state laws and regulations, including, without limitation, compliance with applicable withholding tax requirements, if any, and with the rules of all domestic stock exchanges on which the Corporation's Common Shares may be listed.□G□··In the case of the payment of the benefits attributable to an A Type SAR by a person or estate acquiring such benefits by bequest or in¬heritance, the Board may require reason¬able evidence as to the ownership of the A Type SAR and may require consents and releases of taxing author¬ities that it may deem advisable.□G□13."NO RIGHT TO EMPLOYMENT•··Neither the adoption of Plan A nor its operation, nor any document describing or referring to Plan A, or any part thereof, shall confer upon any Participant under Plan A any right to continued in the employ of the Corporation or any parent or subsidiary corporation, or shall in any way affect the right and power of the Corporation or any parent or subsidiary corporation to terminate the employment of any Participant under Plan A at any time with or without assigning a reason therefore, to the same extent as the Corporation might have done if Plan A had not been adopted.□G□□V□

14."AMENDMENT AND TERMINATION•··The Board may at any time suspend, amend or terminate Plan A.
The Board may make such modifications of the terms and conditions of an A Type SAR as it shall deem advisable. No A Type SAR may be granted during any suspension of Plan A or after such termination. Notwithstanding the forgoing provis-ions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an A Type SAR, alter or impair any rights or obligations under any A Type SAR theretofore granted under Plan A.□G□15."EFFECTIVE DATE OF PLAN A•··Plan A was adopted by the Board of the Corporation on May 27, 1988. It shall be effective as of June 1, 1988.□G□16."DURATION OF PLAN A•··Unless previously terminated by the Board, with Board ap-proval, Plan A shall terminate at the close of business on December 31, 1997, or upon the occurrence of the events specified in Section 4 (b) or (c) hereof, and no A Type SAR shall be granted under it thereafter, but such termination shall not affect any A Type SAR theretofore granted under Plan A.□G□